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                                                                     EXHIBIT 99

                              CAUTIONARY STATEMENT


        FOUNDERS FOOD & FIRKINS LTD., OR PERSONS ACTING ON OUR BEHALF, OR OUTSIDE REVIEWERS RETAINED BY US MAKING STATEMENTS ON OUR BEHALF, OR UNDERWRITERS OF OUR SECURITIES, FROM TIME TO TIME, MAY MAKE, IN WRITING OR ORALLY, "FORWARD-LOOKING STATEMENTS" AS DEFINED UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "LITIGATION REFORM ACT"). THIS CAUTIONARY STATEMENT, WHEN USED IN CONJUNCTION WITH AN IDENTIFIED FORWARD-LOOKING STATEMENT, IS FOR THE PURPOSE OF QUALIFYING FOR THE "SAFE HARBOR" PROVISIONS OF THE LITIGATION REFORM ACT AND IS INTENDED TO BE A READILY AVAILABLE WRITTEN DOCUMENT THAT CONTAINS FACTORS WHICH COULD CAUSE RESULTS TO DIFFER MATERIALLY FROM SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS ARE IN ADDITION TO ANY OTHER CAUTIONARY STATEMENTS, WRITTEN OR ORAL, WHICH MAY BE MADE, OR REFERRED TO, IN CONNECTION WITH ANY SUCH FORWARD-LOOKING STATEMENT.

        THE FOLLOWING MATTERS, AMONG OTHERS, MAY HAVE A MATERIAL ADVERSE EFFECT ON OUR BUSINESS, FINANCIAL CONDITION, LIQUIDITY, RESULTS OF OPERATIONS OR PROSPECTS, FINANCIAL OR OTHERWISE. REFERENCE TO THIS CAUTIONARY STATEMENT IN THE CONTEXT OF A FORWARD-LOOKING STATEMENT OR STATEMENTS SHALL BE DEEMED TO BE A STATEMENT THAT ANY ONE OR MORE OF THE FOLLOWING FACTORS MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN SUCH FORWARD- LOOKING STATEMENT OR STATEMENTS.

        WE HAVE A VERY SHORT OPERATING HISTORY UPON WHICH YOU CAN EVALUATE US. We have a very limited operating history, having opened our first restaurant in June 1999. Accordingly, there are no meaningful financial results upon which you can evaluate the merits of an investment in our company. As of March 26, 2000, we had an accumulated deficit of $403,696. Our operating experience has not been long enough for us to know whether we can achieve and then sustain profitable operations and positive cash flow. Our operating results can be affected by changes in customer tastes, the popularity of handcrafted beers, economic conditions in secondary markets, such as St. Cloud, and the level of competition in our markets. We intend to continue to expend significant financial and management resources to develop additional restaurants. We cannot predict whether we will be able to achieve or sustain revenue growth, profitability or positive cash flow in the future.

        OUR BUSINESS COULD BE MATERIALLY ADVERSELY AFFECTED IF WE ARE UNABLE TO EXPAND IN A TIMELY AND PROFITABLE MANNER. To continue to grow, we must open new restaurants on a timely and profitable basis. We plan to open two additional restaurants over the next 12 months. We may experience delays in restaurant openings which could materially adversely affect our business, financial condition, operating results and cash flows. Our ability to expand successfully depends upon a number of factors, some of which are beyond our control, including:

        -      identification and availability of suitable restaurant sites
        -      competition for restaurant sites
        -      negotiation of favorable build-to-suit leases
        - timely development of convenient commercial and residential streets and highways
        - management of construction and development costs of new restaurants
        - availability of financing for the lease of restaurant and brewing equipment and leasehold improvements
        -      securing required governmental approvals, licenses and permits
        - recruitment of qualified operating personnel, particularly brewing staff and kitchen managers
        -      competition in new markets

        In addition, we contemplate entering new geographic markets in which we have no operating experience. These new markets may have demographic characteristics, competitive conditions, consumer tastes and discretionary spending patterns different than those present in our existing market, which may cause our new restaurants to be less successful than our existing restaurant.

        UNANTICIPATED COSTS OR DELAYS IN THE DEVELOPMENT OR CONSTRUCTION OF OUR RESTAURANTS COULD PREVENT OUR TIMELY AND COST-EFFECTIVE OPENING OF NEW RESTAURANTS. We lease our restaurants on a build-to-suit basis. We depend upon contractors and real estate developers to construct our restaurants. After developers construct

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our restaurants, we invest heavily in leasehold improvements for completion of our restaurants. Many factors could adversely affect the cost and time associated with our development of restaurants, including:

        -      labor disputes
        -      shortages of materials and skilled labor
        -      adverse weather
        -      unforeseen construction problems
        -      environmental problems
        -      zoning problems
        -      federal, state and local government regulations
        -      modifications in design
        -      other unanticipated increases in costs

        Any of these factors could give rise to delays or cost overruns which may prevent us from developing additional restaurants within anticipated budgets and expected development schedules. Any such failure could have a material adverse effect on our business, financial condition, operating results and cash flows.

        WE MAY NOT BE ABLE TO ACHIEVE AND MANAGE PLANNED EXPANSION. We face many business risks associated with our proposed growth, including the risk that our existing management, information systems and financial controls will be inadequate to support our planned expansion. We cannot predict whether we will be able to respond on a timely basis to all of the changing demands that our planned expansion will impose on management and these systems and controls. If we fail to continue to improve management, information systems and financial controls, or if we encounter unexpected difficulties during expansion, our business, financial condition, operating results and cash flows could be materially adversely affected.

        INTANGIBLE ASSETS, SUCH AS OUR BUSINESS CONCEPT AND DEVELOPMENT STRATEGY, MAKE UP MOST OF OUR CURRENT VALUE. Because we do not own the real estate or building in which our existing restaurant is located and we do not plan to own the real estate or buildings in which our future restaurants will be located, our tangible assets mainly consist of inventory and equipment that we own. Until we establish a history of earnings, the value of our business that could be realized upon liquidation is comprised of intangible assets, including our business concept, development strategy, intellectual property, trademarks, goodwill and employee know-how. If our business is not successful, the value of our intangible assets could decrease significantly. The value of your investment could decrease as a result.

        WE MAY REDEEM THE CLASS A WARRANTS AT A PRICE LESS THAN MARKET VALUE. We may redeem the Class A Warrants at $0.01 per share once they become exercisable if the closing bid price of the shares exceeds $6.25, subject to adjustment, for 45 consecutive trading days. We must give you 20 days written notice of such redemption. If we redeem the Class A Warrants you will lose your right to exercise the Class A Warrants except during the 20 day redemption period. Redemption of the Class A Warrants could force you to exercise the Class A Warrants at a time when it may be disadvantageous for you to do so or to sell the Class A Warrants at the then current market price or accept the redemption price, which could be substantially less than the market value of the Class A Warrants at the time of redemption.

        IF WE DO NOT MAINTAIN OUR NASDAQ LISTING, YOU MAY HAVE DIFFICULTY RESELLING YOUR UNITS. WE CANNOT ASSURE YOU THAT WE WILL BE ABLE TO LIST OUR SHARES OR CLASS A WARRANTS ON NASDAQ. We will need to maintain certain financial and corporate governance qualifications to keep our units listed and to obtain listing for our shares and Class A Warrants. We cannot assure you that we will at all times meet the criteria for continued or initial listing on the Nasdaq SmallCap Market. If we fail to maintain such qualifications, including a minimum bid price for our units of $4.00, our units may be delisted and our shares and Class A Warrants may not become listed. In the event of delisting or failure to list, trading, if any, would be conducted in the over-the-counter markets in the so-called "pink sheets" or the National Association of Securities Dealers "Electronic Bulletin Board." In addition, our securities would become subject to the SEC's "Penny Stock Rules." The Penny Stock Rules would impose additional requirements on broker-dealers who effect trades in our securities, other than trades with their established customers and accredited investors. Consequently, the delisting or failure to list our securities and the applicability of the Penny Stock Rules may adversely affect the ability of broker-dealers to sell our securities, which may adversely affect your ability to resell securities you purchase. If our securities are delisted or if our shares or Class A Warrants fail to become listed and become subject to the Penny Stock Rules, you may not be

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able to sell as many securities as you desire, you may experience delays in the execution of your transactions, and our securities may trade at a lower market price than they otherwise would.

        FLUCTUATIONS IN OUR OPERATING RESULTS MAY RESULT IN DECREASES IN THE PRICE OF OUR SECURITIES. Our operating results will fluctuate significantly because of several factors, including the timing of new restaurant openings and related expenses, profitability of new restaurants, increases or decreases in comparable restaurant sales, general economic conditions, consumer confidence in the economy, changes in consumer preferences, competitive factors and weather conditions. Consequently, our operating results may fall below the expectations of public market analysts and investors. In that event, the price of our securities would likely decrease.

        IF WE HAVE HIGH OPERATING LOSSES OR ARE UNABLE TO OBTAIN FINANCING FOR RESTAURANT IMPROVEMENTS, WE MAY NOT BE ABLE TO DEVELOP OUR THIRD PLANNED RESTAURANT. Over the next 12 months, we estimate that we will make capital expenditures totaling approximately $4,110,000 for the construction of a restaurant in Sioux Falls, South Dakota, and a restaurant in Fargo, North Dakota. The net proceeds from our initial public offering were approximately $3,348,750, which we intend to apply to the development cost of these two restaurants. We will, however, require approximately $761,250 of additional financing to complete development of both restaurants. We believe this financing will be available from commercial financing sources which fund restaurant improvements and equipment, but we have no commitment from any party to provide such financing. The net proceeds from our initial public offering were not intended to provide us with additional working capital; therefore, in the event we incur significant operating losses at our existing or second planned restaurant, or are unable to obtain the required additional financing, we may not be able to develop our third restaurant.

        WE MAY BE UNABLE TO FUND OUR SIGNIFICANT FUTURE CAPITAL NEEDS AND WE MAY NEED ADDITIONAL FUNDS SOONER THAN ANTICIPATED. To finance our expansion plans, we require funds for capital expenditures, pre-opening costs and negative cash flow related to new restaurant openings. We may not be able to obtain additional future financing on acceptable terms. If financing is not available, we will have to curtail projected growth, which could materially adversely affect our business, financial condition, operating results and cash flows. Moreover, if we issue additional equity securities to fund expansion, your holdings may be diluted. Specifically, our future expansion may be delayed or curtailed:

        - if future cash flows from operations fail to meet our expectations
        - if costs and capital expenditures for new restaurant development exceed anticipated amounts
        -      if we incur unanticipated expenditures related to our operations
        - if we are unable to obtain acceptable lease or sale-leaseback financing of restaurants
        - if landlord contributions, financing and other incentives are lower than expected
        - if we are required to reduce prices to respond to competitive pressures

        INCREASED FOOD AND BREWING COSTS COULD MATERIALLY ADVERSELY AFFECT OUR OPERATING RESULTS. Our profitability depends in part on our ability to anticipate and react to changes in food and brewing costs. Various factors beyond our control, including adverse weather conditions and government regulation, may affect our food and brewing costs. We cannot predict whether we will be able to anticipate and react to changing food and brewing costs by adjusting our purchasing practices and menu prices. A failure to do so could materially adversely affect our business, financial condition, operating results and cash flows.

        CHANGES IN CONSUMER PREFERENCES OR DISCRETIONARY CONSUMER SPENDING COULD NEGATIVELY IMPACT OUR RESULTS. Our restaurants feature handcrafted beers brewed and served in a casual dining atmosphere. Our continued success depends, in part, upon the popularity of micro-brewed beers and casual, broad menu restaurants. Shifts in consumer preferences away from these beers and this dining style could materially adversely affect our future profitability. There has been a decline in alcohol consumption nationally over the past decade. If this trend continues, our sales and profitability could be adversely affected. Also, our success depends to a significant extent on numerous factors affecting discretionary consumer spending, including economic conditions, disposable consumer income and consumer confidence. Adverse changes in these factors could reduce guest traffic or impose practical limits on pricing, either of which could materially adversely affect our business, financial condition, operating results and cash flows.

        KEY EMPLOYEES, INCLUDING WILLIAM E. BURDICK, COULD LEAVE OUR COMPANY AT ANY TIME, IMPAIRING OUR DEVELOPMENT AND PROFITABILITY. We depend heavily on our management team for the development and execution

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of our restaurant-microbrewery concept. In particular, we rely upon the expertise and experience of our brewmaster, William E. Burdick, for the establishment of our brewing operations, and brewing and training of our brewing staff. As we expand our operations, we will have a continuing need to attract and retain qualified people, including management personnel. We do not intend to enter into employment agreements beyond those with Messrs. Burdick and Wagenheim. We have obtained key-man life insurance on Mr. Wagenheim in the amount of $1,000,000 and we have applied for key-man life insurance on Mr. Burdick in the amount of $500,000. However, such coverage would only protect us in the event of death. The departure of key people could adversely affect our operations and profitability.

        COMPETITION IN THE RESTAURANT INDUSTRY MAY PREVENT US FROM GETTING OR KEEPING CUSTOMERS. The restaurant industry is highly competitive. Due to our limited financial resources and operating history, we may be unable to compete effectively with larger, better established restaurant operators, which have substantially greater financial resources and operating histories than we do. We will likely face direct competition with these competitors in each of the markets we enter.

        WE MAY BE UNABLE TO RECRUIT, MOTIVATE AND RETAIN QUALIFIED EMPLOYEES. Our success depends, in part, upon our ability to attract, motivate and retain a sufficient number of qualified employees, including trained brewing personnel, restaurant managers, kitchen staff and wait staff, to keep pace with our expansion schedule. While we have not experienced shortages of qualified people to date, qualified individuals needed to fill these positions could be in short supply in one or more of our markets. Our inability to recruit, motivate and retain such individuals may delay the planned openings of new restaurants or result in high employee turnover in existing restaurants, either of which could have a material adverse effect on our business, financial condition, operating results and cash flows. Additionally, competition for qualified employees could require us to pay higher wages and provide additional benefits to attract sufficient employees, which could result in higher labor costs.

        WE MAY BE UNABLE TO OBTAIN AND MAINTAIN THE LICENSES AND PERMITS REQUIRED FOR THE BREWING OF BEER AND THE SALE OF BEER AND LIQUOR. A significant percentage of our revenues is derived from the sale of beer and liquor. On site sales of alcoholic beverages accounted for approximately 22% of our revenue and on site sales of beer accounted for 14% of our revenue for the period ended March 26, 2000. We expect that such sales will increase in relation to our food sales. We must comply with federal licensing requirements imposed by the United States Department of Treasury, Bureau of Alcohol, Tobacco and Firearms, as well as licensing requirements of states and municipalities where we operate restaurants. Failure to comply with federal, state or local regulations could cause our licenses to be revoked or force us to cease brewing and selling our beer. Typically, licenses must be renewed annually and may be revoked and suspended for cause at any time. Additionally, state liquor and brewing laws may prevent or impede our expansion into certain markets. Although we have not experienced, and do not anticipate, any significant problems in obtaining required licenses, permits or approvals, any delays or failures to obtain required licenses, permits or approvals could delay or prevent our expansion in a particular area.

        OUR OPERATIONS DEPEND UPON GOVERNMENTAL LICENSES OR PERMITS AND WE MAY FACE LIABILITY UNDER DRAM SHOP STATUTES. Our business depends upon obtaining and maintaining required food service, liquor and brewing licenses for each of our restaurants. If we fail to hold all necessary licenses, we may be forced to delay or cancel new restaurant openings and close or reduce operations at existing locations. In addition, our sale of alcoholic beverages subjects us to "dram shop" statutes in some states. These statutes allow an injured person to recover damages from an establishment that served alcoholic beverages to an intoxicated person. If we receive a judgment substantially in excess of our insurance coverage, or if we fail to maintain our insurance coverage, our business, financial condition, operating results and cash flows could be materially and adversely affected.

        COMPLAINTS OR LITIGATION FROM GUESTS MAY MATERIALLY ADVERSELY AFFECT US. From time to time we could be the subject of complaints or litigation from guests alleging illness, injury or other food quality, health or operational concerns. Adverse publicity resulting from these allegations may materially adversely affect us and our restaurants, regardless of whether the allegations are valid or whether we are liable. These claims may divert our financial and management resources that would otherwise be used to benefit the future performance of our operations.

        OUR EXISTING SHAREHOLDERS HAVE SIGNIFICANT CONTROL WHICH COULD REDUCE YOUR ABILITY TO RECEIVE A PREMIUM FOR YOUR SHARES THROUGH A CHANGE IN CONTROL. Our principal shareholder, Brewing Ventures LLC, owned approximately 44% of our common stock as of the date hereof. In addition, certain affiliates of our

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company purchased an aggregate of approximately 250,000 of the units sold in our initial public offering. As a result, they may be able to control our company and direct our affairs, including the election of directors and approval of significant corporate transactions. This concentration of ownership may also delay, defer or prevent a change in control of our company, and make some transactions more difficult or impossible without their support. These transactions might include proxy contests, tender offers, open market purchase programs or other share purchases that could give our shareholders the opportunity to realize a premium over the then prevailing market price of our common stock. As a result, this concentration of ownership could depress our stock price.

        IF WE DO NOT MAINTAIN THE EFFECTIVENESS OF THE PROSPECTUS YOU WILL BE UNABLE TO EXERCISE YOUR CLASS A WARRANTS. You will be able to exercise the Class A Warrants only if a current prospectus relating to the shares underlying the Class A Warrants is then in effect and only if such securities are qualified for sale or exempt from qualification under the applicable securities laws of the state in which you reside. We will use our best efforts to (a) maintain the effectiveness of a current prospectus covering the shares underlying the Class A Warrants and (b) maintain the registration of such shares under the securities laws of the states in which we initially qualified the units for sale in our initial public offering. We cannot assure you that we will actually be able to do so. We cannot issue shares to you upon exercise of your Class A Warrants if the prospectus covering the shares is not kept effective or if the exercise of the Class A Warrants is not qualified or exempt from qualification in the state where you reside.

        WE HAVE BROAD DISCRETION TO USE THE PROCEEDS FROM OUR INITIAL PUBLIC OFFERING FOR PURPOSES WITH WHICH YOU MAY NOT AGREE, AND WE MAY NOT BE SUCCESSFUL IN INVESTING THE PROCEEDS. We plan to use the proceeds from our initial public offering to develop two additional restaurants, one in Sioux Falls, South Dakota, and another in Fargo, North Dakota. Therefore, we will have broad discretion as to how we will spend the proceeds. Shareholders may not agree with the ways in which we use the proceeds and our management may not make the best use of the proceeds. We cannot predict whether our management's investment of the proceeds will yield a favorable, or any, return.